FRONT COVER

OPPENHEIMER FLORIDA MUNICIPAL FUND
Annual Report July 31, 1997


[LOGO]OPPENHEIMERFUNDS/SM/
THE RIGHT WAY TO INVEST

-----
YIELD
-----
STANDARDIZED YIELDS

For the 30 Days Ended
7/31/97:(4)

Class A
4.48%

Class B
3.91%

Class C
3.80%

This Fund is for FLORIDA residents who need an investment that's EXEMPT from current INCOME TAXES.

------------------------
HOW YOUR FUND IS MANAGED
------------------------
Oppenheimer Florida Municipal Fund invests in a diversified portfolio of Florida municipal bonds. As a Fund shareholder, you receive income that is free from federal taxes and the benefit of owning an investment whose shares are exempt from Florida intangible personal property taxes(1). Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

-----------
PERFORMANCE
-----------
Total returns for the twelve months ended 7/31/97 were 9.39% for Class A shares, 8.56% for Class B shares and 8.41% for Class C shares, without deducting sales charges.(2)

Your Fund's average annual total returns for Class A shares for the 1-year period ended 6/30/97 and since inception on 10/1/93 were 2.94% and 4.00%, respectively. For Class B shares, average annual total returns for the 1-year period ended 6/30/97 and since inception on 10/1/93 were 2.36% and 3.90%, respectively. For Class C shares, average annual total returns for the 1-year period ended 6/30/97 and since inception on 8/29/95 were 6.30% and 6.46%, respectively.(3)

OUTLOOK
"As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. We are also optimistic regarding further strengthening of Florida's economy on both the state and local levels."
                                             Robert Patterson, Portfolio Manager
                                                                   July 31, 1997


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/1/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/1/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus.
4. Standardized yield is based on net investment income for the 30-day period ended 7/31/97. Falling net asset values will tend to artificially raise yields.

     2    Oppenheimer Florida Municipal Fund

BRIDGET A. MACASKILL
President
Oppenheimer
Florida Municipal Fund

Dear Shareholder,

As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low inflation environment, as well as a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.
         On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.
         With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial advisor to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses -- including political and economic uncertainties -- and should be undertaken with a long-term approach in mind.
         To keep in touch with our views on the markets, visit our website, WWW.OPPENHEIMERFUNDS.COM, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.
         Thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.

/S/Bridget A. Macaskill

Bridget A. Macaskill


August 21, 1997

     3    Oppenheimer Florida Municipal Fund

ROBERT PATTERSON
Portfolio Manager

Q+A

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JULY 31, 1997? Oppenheimer Florida Municipal Bond Fund's Class A shares have provided an annualized total rate of return, before sales charges, of 9.39% for the one year period ended July 31, 1997.(1)

WHAT INFLUENCES HAD THE GREATEST EFFECT ON THE MUNICIPAL MARKET?
Yields on municipal bonds generally followed the trends established over the past twelve months by taxable bonds, such as U.S. Treasury securities. However, during the twelve-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors seemed confident that inflation would not be a problem.

WHAT DEVELOPMENTS IN FLORIDA CONTRIBUTED TO THE FUND'S PERFORMANCE?
Florida's economy is among the healthiest in the nation, due in large part to the influx of people and industry from other parts of the country. Today's new Florida residents tend to be young, skilled workers with school-age children who are moving to Florida for jobs in growing industries outside the tourism sector. On one hand, this migration pattern has increased Florida's tax base; on the other hand, it is beginning to cause strains in the state's infrastructure as schools and other facilities are reaching and, in some cases, exceeding capacity. Municipal bonds were issued to meet these needs, creating the opportunity to invest in a variety of sound tax-exempt credits.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values. Within that fully invested position, we attempt to boost returns and reduce risks.

One of the ways we do this is by actively managing the portfolio's average duration--a measure of the portfolio's sensitivity to changes in interest rates. By changing the portfolio's average duration relative to the Fund's investment benchmark, we have been able to benefit when interest rates are falling and protect ourselves when rates rise. For example, we've had a very positive view on inflation recently, and that's caused us to keep the portfolio's average duration relatively long in order to benefit from declining interest rates. When interest rates were rising, we tried to keep our average duration relatively short, and that helped us capture higher yields as they became available.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

     4    Oppenheimer Florida Municipal Fund

WHAT MARKET SECTORS DID YOU FIND ATTRACTIVE AND WHICH DID YOU AVOID?
While we were able to find creditworthy investments in virtually every area of the Florida bond market, we focused on those municipalities and authorities whose bonds offered the most competitive income and best values. Because some areas of the Florida economy are still uncertain, we were very selective in our purchases of new bonds. For example, demand for housing from new residents has increased markedly, particularly in Tampa and Jacksonville. This population influx has created attractive values in the bonds issued by community development districts and county housing agencies in those areas.

On the other hand, we have generally avoided bonds issued by smaller cities and municipalities that have not experienced population and job growth. We believe these localities may have more difficulty shouldering the increased burden of mandated programs shifted to them by state and federal governments. We have also generally avoided bonds issued by electric utilities facing the challenges of deregulation.

In addition, we continue to favor revenue bonds that are backed by the earnings of essential service projects, such as water and sewer charges, over general obligation bonds that are backed by general tax revenues. The portfolio now consists of approximately 90% revenue bonds and 10% general obligation bonds, diversified throughout the state and comprising both insured and noninsured securities.

HOW DID THE FUND'S CREDIT QUALITY CHANGE DURING THE PERIOD?
The Fund consistently maintained an overall credit rating within the A to AA (or
Aa) range. Strong economic conditions helped produce adequate tax revenues for many of Florida's municipal borrowers, reducing their need to finance deficits in the public markets. In addition, the difference in yields between investment-grade and below-investment-grade bonds narrowed considerably as more investors reached for higher yields in a low-supply environment. When "spreads" narrow, we tend to focus on higher quality bonds because our shareholders are not adequately compensated for assuming the higher risks associated with lower-rated bonds.

WHAT IS YOUR OUTLOOK FOR THE FLORIDA MUNICIPAL BOND MARKET?
We are cautiously optimistic. Our optimism is rooted in the nation's economy, which is in its seventh year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. We are also optimistic regarding further strengthening of Florida's economy on both the state and local levels. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term. Therefore, we intend to remain vigilant when it comes to protecting our shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.//

     5    Oppenheimer Florida Municipal Fund

======================================
STATEMENT OF INVESTMENTS JULY 31, 1997


                                                                      RATINGS: MOODY'S/
                                                                      S&P/FITCH                  FACE                 MARKET VALUE
                                                                      (UNAUDITED)                AMOUNT               SEE NOTE 1
=================================================================================================================================
MUNICIPAL BONDS AND NOTES - 97.7%
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 89.8%
Alachua Cnty., FL HFAU RRB, Santa Fe HCF Project,
Escrowed to Maturity, 6%, 11/15/09                                    Baa1/AAA                   $1,000,000           $1,087,930
---------------------------------------------------------------------------------------------------------------------------------
Bay Cnty., FL Hospital System RRB, Bay Medical Center
Project, Prerefunded, 8%, 10/1/19                                     Aaa/NR                      1,000,000            1,234,830
---------------------------------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB, Windover
Oaks Project, Series A, 6.90%, 2/1/27                                 NR/AAA                      1,000,000            1,119,140
---------------------------------------------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB, 6.70%, 9/1/27                   Aaa/NR                      1,000,000            1,065,700
---------------------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL GORB, 12.50%, 1/1/06                                Aa/AA                       1,000,000            1,543,810
---------------------------------------------------------------------------------------------------------------------------------
Broward Cnty., FL RR RB:
Broward Waste Energy-LP North Project, 7.95%, 12/1/08                 A/A-                        1,760,000            1,931,811
Ses Broward Co.-LP South Project, 7.95%, 12/1/08                      A/A-                        1,370,000            1,502,452
---------------------------------------------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB, 6.55%, 3/1/28                      Aaa/NR                        830,000              880,862
---------------------------------------------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB, The Moorings, Inc. Project,
7%, 12/1/19                                                           NR/BBB+/A-                  1,000,000            1,095,920
---------------------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B, MBIA Insured,
6.60%, 10/1/22                                                        Aaa/AAA/AA-                 1,000,000            1,094,660
---------------------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL GORB, FGIC Insured, 12%, 10/1/04                       Aaa/AAA/AAA                   100,000              145,651
---------------------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy Services
Project, 8%, 6/1/22                                                   NR/NR                       1,190,000            1,257,164
---------------------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise Facilities
Tax & CAP RB, MBIA Insured, Zero Coupon, 5.85%,
10/1/26(1)                                                            Aaa/AAA                     3,200,000              686,080
---------------------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL Special Obligation RRB, Series B,
AMBAC Insured, Zero Coupon, 6.25%, 10/1/14(1)                         Aaa/AAA/AAA                 4,755,000            1,916,408
---------------------------------------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea Trace, Inc., 6%,
1/1/15                                                                NR/NR/BBB-                  1,500,000            1,526,340
---------------------------------------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RRB, Baptist Hospital, Inc.,
Partially Prerefunded, Series A, 8.70%, 10/1/14                       NR/BBB+                     1,000,000            1,067,370
---------------------------------------------------------------------------------------------------------------------------------
Fishhawk, FL CDD Special Assessment RB, 7.625%, 5/1/18                NR/NR                       1,000,000            1,035,050
---------------------------------------------------------------------------------------------------------------------------------
FL HFA RB:
Maitland Club Apts. Project, Series B-1, AMBAC
Insured, 6.75%, 8/1/14                                                Aaa/AAA/AAA                 1,000,000            1,084,790
Riverfront Apartments, Series A, AMBAC Insured,
6.25%, 4/1/37                                                         Aaa/AAA/AAA                 1,400,000            1,466,052
---------------------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD Special Assessment RB,
Series A, 6.30%, 5/1/02                                               NR/NR                       2,000,000            2,040,780
---------------------------------------------------------------------------------------------------------------------------------
Hillsborough Cnty., FL IDAU PC RRB, Tampa Electric
Co. Project, Series 92, 8%, 5/1/22                                    Aa3/AA/AA-                  1,000,000            1,170,950
---------------------------------------------------------------------------------------------------------------------------------
Hillsborough Cnty., FL Utility RRB, Series A, FSA
Insured, 7%, 8/1/14                                                   Aaa/AAA                       750,000              833,708
---------------------------------------------------------------------------------------------------------------------------------
Jacksonville, FL HFAU RB, Daughters Health Project,
Prerefunded, Series B, 7.50%, 11/1/15                                 Aaa/AAA                     1,000,000            1,122,360
---------------------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL School Board COP, Prerefunded, Series A,
7.75%, 8/1/05                                                         Aaa/AAA                     1,000,000            1,151,810

     6    Oppenheimer Florida Municipal Fund

====================================
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                      RATINGS: MOODY'S/
                                                                      S&P/FITCH                  FACE                MARKET VALUE
                                                                      (UNAUDITED)                AMOUNT              SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA (CONTINUED)
Martin Cnty., FL IDAU RRB, Indiantown Cogeneration
Project, Series A, 7.875%, 12/15/25                                   Baa3/BBB-/BBB              $2,000,000          $ 2,327,520
---------------------------------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.25%, 12/1/16                         Baa2/BBB                      500,000              526,525
---------------------------------------------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB, City Center
Historic Convention, Series B, 6.35%, 12/1/22                         Baa2/BBB                      500,000              526,810
---------------------------------------------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                                           Aaa/AAA                     1,750,000            1,922,305
---------------------------------------------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission Water & Electric RB,
Inverse Floater, 7.012%, 10/1/17(2)                                   Aa/AA-                      1,000,000            1,030,000
---------------------------------------------------------------------------------------------------------------------------------
Pinellas Cnty., FL HFAU RB, Sun Coast Health System,
Prerefunded, 8.50%, 3/1/20                                            NR/AAA                      1,315,000            1,481,150
---------------------------------------------------------------------------------------------------------------------------------
Port St. Lucie, FL Utility RB, Series A, FGIC Insured,
Zero Coupon, 6.25%, 9/1/16(1)                                         Aaa/AAA                     1,045,000              363,576
---------------------------------------------------------------------------------------------------------------------------------
St. Petersburg, FL Public Improvement RRB, MBIA
Insured, 6.375%, 2/1/12                                               Aaa/AAA                       750,000              820,275
---------------------------------------------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space & Transition CDD Special
Assessment RB, Capital Improvement-Area 7 Phase Two
Project, 7.50%, 5/1/18                                                NR/NR                       1,200,000            1,233,168
                                                                                                                     ------------
                                                                                                                      39,292,957
---------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 7.9%
---------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                                  Aaa/AAA                       540,000              762,896
---------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth HTAU RB, Series W, Inverse Floater,
6.447%, 7/1/10(2)                                                     Baa1/A                      1,000,000            1,053,750
---------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth Infrastructure FAU Special RB,
Series A, 7.90%, 7/1/07                                               Baa1/BBB+                     575,000              607,930
---------------------------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured, Inverse
Floater, 6.763%, 1/16/15(2)                                           Aaa/AAA                     1,000,000            1,041,250
                                                                                                                     ------------
                                                                                                                       3,465,826
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $41,189,138)                                                         97.7%          42,758,783
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                         2.3              991,247
                                                                                                 -----------         ------------
NET ASSETS                                                                                            100.0%         $43,750,030
                                                                                                 ===========         ============

To simplify the listings of securities abbreviations are used per the table below:

CAP - Capital Appreciation                                     HTAU - Highway & Transportation Authority
CDD - Community Development District                           IDAU - Industrial Development Authority
COP - Certificates of Participation                            MH - Multifamily Housing
FAU - Finance Authority                                        PC - Pollution Control
GOB - General Obligation Bonds                                 RA - Redevelopment Agency
GORB - General Obligation Refunding Bonds                      RB - Revenue Bonds
HCF - Health Care Facilities                                   RR - Resource Recovery
HFA - Housing Finance Agency                                   RRB - Revenue Refunding Bonds
HFAU - Health Facilities Authority                             SFM - Single Family Mortgage

     7    Oppenheimer Florida Municipal Fund

====================================
STATEMENT OF INVESTMENTS (CONTINUED)

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $3,125,000 or 7.14% of the Fund's net assets at July 31, 1997.

As of July 31, 1997, securities subject to the alternative minimum tax amount to $6,453,532 or 14.75% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

INDUSTRY                                MARKET VALUE                PERCENT
--------                                ------------                -------
Hospital/Healthcare                     $ 7,519,980                   17.7%
Special Assessment                        6,868,688                   16.1
General Obligation                        3,611,766                    8.5
Resource Recovery                         3,434,263                    8.0
Single Family Housing                     3,031,352                    7.1
Multi-Family Housing                      2,585,192                    6.0
Sales Tax                                 2,524,338                    5.9
Corporate Backed                          2,327,520                    5.4
Water Utilities                           1,960,180                    4.6
Non Profit Organization                   1,257,164                    2.9
Pollution Control                         1,170,950                    2.7
Lease Rental                              1,151,810                    2.7
Adult Living Facilities                   1,095,920                    2.6
Marine/Aviation Facilities                1,094,660                    2.6
Highways                                  1,053,750                    2.5
Telephone Utilities                       1,041,250                    2.4
Electric Utilities                        1,030,000                    2.4
                                        -----------                  -----
                                        $42,758,783                  100.0%
                                        ===========                  =====

See accompanying Notes to Financial Statements.


     8    Oppenheimer Florida Municipal Fund

=================================================
STATEMENT OF ASSETS AND LIABILITIES JULY 31, 1997


=================================================================================================================
ASSETS
Investments, at value (cost $41,189,138) - see accompanying statement                                $42,758,783
-----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     364,940
-----------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                                 656,900
Shares of beneficial interest sold                                                                       162,483
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                      3,071
                                                                                                     ------------
Total assets                                                                                          43,946,177

=================================================================================================================
LIABILITIES
Payables and other liabilities:
Dividends                                                                                                122,283
Trustees' fees - Note 1                                                                                   26,169
Shareholder reports                                                                                       19,913
Shares of beneficial interest redeemed                                                                     9,406
Transfer and shareholder servicing agent fees                                                              4,780
Distribution and service plan fees                                                                         4,613
Other                                                                                                      8,983
                                                                                                     ------------
Total liabilities                                                                                        196,147

=================================================================================================================
NET ASSETS                                                                                           $43,750,030
                                                                                                     ============
=================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                      $42,896,845
-----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                     (9,345)
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                (707,115)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments - Note 3                                                    1,569,645
                                                                                                     ------------
Net assets                                                                                           $43,750,030
                                                                                                     ============
=================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $27,445,639 and 2,392,925 shares of beneficial interest outstanding)                                   $11.47
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                               $12.04

-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,348,243 and
1,336,097 shares of beneficial interest outstanding)                                                      $11.49

-----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $956,148 and 83,417
shares of beneficial interest outstanding)                                                                $11.46


See accompanying Notes to Financial Statements.

     9   Oppenheimer Florida Municipal Fund

========================================================
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 1997

=================================================================================================================
INVESTMENT INCOME
Interest                                                                                              $2,531,850

=================================================================================================================
EXPENSES
Management fees - Note 4                                                                                 230,723
-----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees - Note 4:
Class A                                                                                                   55,824
Class B                                                                                                  136,590
Class C                                                                                                    3,789
-----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       25,154
-----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 4                                                    20,489
-----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   15,999
-----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         5,024
-----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                4,936
-----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                    2,310
Class B                                                                                                      632
Class C                                                                                                      205
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                        445
                                                                                                      -----------
Total expenses                                                                                           502,120
                                                                                                      -----------
Less expenses paid indirectly - Note 4                                                                    (5,921)
Less reimbursement and assumption of expenses by OppenheimerFunds, Inc. - Note 4                         (51,729)
                                                                                                      -----------

Net expenses                                                                                             444,470

=================================================================================================================
NET INVESTMENT INCOME                                                                                  2,087,380

=================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                             (542,302)
Closing of futures contracts                                                                             101,378
                                                                                                      -----------

Net realized loss                                                                                       (440,924)
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                   1,685,747
                                                                                                      -----------

Net realized and unrealized gain                                                                       1,244,823

=================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $3,332,203
                                                                                                      ===========

See accompanying Notes to Financial Statements.

    10   Oppenheimer Florida Municipal Fund

===================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                     YEAR ENDED
                                                                                   YEAR ENDED JULY 31,             DECEMBER 31,
                                                                                   1997             1996(1)             1995
====================================================================================================================================
OPERATIONS
Net investment income                                                              $ 2,087,380       $   946,530        $ 1,358,473
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                              (440,924)          179,624           (116,007)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                1,685,747        (1,072,986)         2,622,466
                                                                                   -------------------------------------------------
Net increase in net assets resulting from operations                                 3,332,203            53,168          3,864,932

====================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                             (1,321,674)         (584,598)          (824,373)
Class B                                                                               (645,872)         (351,171)          (528,564)
Class C                                                                                (17,307)           (2,112)               (79)

====================================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions - Note 2:
Class A                                                                              7,261,833           503,417          5,923,134
Class B                                                                              1,975,456           574,639          3,616,484
Class C                                                                                862,016            35,925             38,376

====================================================================================================================================
NET ASSETS
Total increase                                                                      11,446,655           229,268         12,089,910
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 32,303,375        32,074,107         19,984,197
                                                                                   -------------------------------------------------
End of period (including overdistributed net investment
income of $9,345, $2,852 and $7,891, respectively)                                 $43,750,030       $32,303,375        $32,074,107
                                                                                   =================================================

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

See accompanying Notes to Financial Statements.

    11   Oppenheimer Florida Municipal Fund

====================
FINANCIAL HIGHLIGHTS

                           CLASS A                                                CLASS B
                           ---------------------------------------------------    --------------------------------------------------
                           YEAR ENDED JULY 31,   YEAR ENDED DECEMBER 31,          YEAR ENDED JULY 31,  YEAR ENDED DECEMBER 31,
                           1997       1996(2)    1995       1994       1993(3)    1997      1996(2)    1995       1994      1993(3)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value,
beginning of period        $11.07     $11.40     $10.26     $11.79     $11.43     $11.09    $11.42     $10.27     $11.81    $11.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income         .64        .36        .63        .64        .14       .55        .31        .55        .56       .12
Net realized and
unrealized  gain (loss)       .37       (.34)      1.14      (1.53)       .36       .37       (.34)      1.15      (1.54)      .38
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
investment operations        1.01        .02       1.77       (.89)       .50       .92       (.03)      1.70       (.98)      .50
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders
from net investment
income                       (.61)      (.35)      (.63)      (.64)      (.14)     (.52)      (.30)      (.55)      (.56)     (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period              $11.47     $11.07     $11.40     $10.26     $11.79    $11.49     $11.09     $11.42     $10.27    $11.81
                           =========================================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET
ASSET VALUE(4)             9.39%      0.25%      17.60%     (7.66)%    4.39%     8.56%      (0.19)%    16.81%     (8.42)%   4.35%
====================================================================================================================================
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (in thousands)      $27,446    $19,366    $19,377    $11,992    $7,062    $15,348    $12,865    $12,658    $7,992    $4,874
------------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)             $24,333    $18,415    $14,508    $ 9,741    $2,471    $13,812    $12,843    $10,772    $6,987    $2,304
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average
net assets:
Net investment income      5.70%      5.50%(5)   5.71%      5.90%      5.08%(5)  4.93%      4.75%(5)   4.92%      5.13%     4.20%(5)
Expenses, before
reimbursement and
voluntary assumption
by the Manager
or Distributor(6)          1.02%      1.23%(5)   1.36%      1.25%      1.89%(5)  1.79%      1.97%(5)   2.11%      1.99%     2.20%(5)
Expenses, net of
reimbursement and
voluntary assumption
by the Manager
or Distributor             0.87%      1.09%(5)   0.53%      0.29%        --      1.64%      1.83%(5)   1.29%      1.03%     0.38%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate(7)                   42.5%      21.2%      18.4%      30.4%        --      42.5%      21.2%      18.4%      30.4%       --

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5.  Annualized.

     12    Oppenheimer Florida Municipal Fund

================================
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                CLASS C
                                                --------------------------------------
                                                                          PERIOD ENDED
                                                YEAR ENDED JULY 31,       DECEMBER 31,
                                                1997         1996(2)      1995(1)
======================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period            $11.07       $11.40       $10.96
---------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .53          .31          .20
Net realized and unrealized gain (loss)            .38         (.34)         .44
---------------------------------------------------------------------------------
Total income (loss) from investment
operations                                         .91         (.03)         .64
---------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                                 (.52)        (.30)        (.20)
---------------------------------------------------------------------------------
Net asset value, end of period                  $11.46       $11.07       $11.40
                                                 ================================
---------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                8.41%     (0.22)%      5.86%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $956         $72          $39
---------------------------------------------------------------------------------
Average net assets (in thousands)               $380         $78          $ 5
---------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           4.87%        4.68%(5)     4.68%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                               1.75%        1.99%(5)     1.92%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                                  1.60%        1.87%(5)     1.43%(5)
----------------------------------------------------------------------------------
Portfolio turnover rate(7)                      42.5%        21.2%        18.4%

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1997 were $25,027,486 and $15,867,676, respectively.
See accompanying Notes to Financial Statements.

     13    Oppenheimer Florida Municipal Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income and Florida State taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $336,000, which expires in 2002 and 2003.

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1997, a credit of $11,330 was made for the Fund's projected benefit obligations, and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $26,169 at July 31, 1997.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

During the year ended July 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $109,020. Accumulated net realized loss on investments was decreased by the same amount.

     14    Oppenheimer Florida Municipal Fund

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Florida and, therefore, may have more credit risks related to the economic conditions of Florida than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED JULY 31,                SEVEN MONTHS ENDED JULY 31,    YEAR ENDED DECEMBER 31,
                              1997                               1996(2)                        1995(1)
                              SHARES        AMOUNT               SHARES      AMOUNT             SHARES       AMOUNT
     Class A:
     Sold                     1,262,441     $14,136,662           324,714    $ 3,615,201          828,453    $ 9,144,873
     Dividends reinvested        50,145         560,600            21,248        235,271           29,020        318,951
     Redeemed                  (668,800)     (7,435,429)         (296,530)    (3,347,055)        (327,025)    (3,540,690)
                              ----------    ------------         ---------   ------------       ----------   ------------
     Net increase               643,786     $ 7,261,833            49,432    $   503,417          530,448    $ 5,923,134
                              ==========    ============         =========   ============       ==========   ============

     Class B:
     Sold                       403,666     $ 4,529,195           169,888    $ 1,894,958          419,746    $ 4,609,025
     Dividends reinvested        19,283         215,875            10,448        115,841           15,141        166,726
     Redeemed                  (247,008)     (2,769,614)         (128,987)    (1,436,160)        (104,153)    (1,159,267)
                              ----------    ------------         ---------   ------------        ---------   ------------
     Net increase               175,941     $ 1,975,456            51,349    $   574,639          330,734    $ 3,616,484
                              ==========    ============         =========   ============        =========   ============

     Class C:
     Sold                        78,461    $    879,529             6,447    $    72,184            3,407    $    38,376
     Dividends reinvested         1,066          11,932               140          1,550               --             --
     Redeemed                    (2,638)        (29,445)           (3,466)       (37,809)              --             --
                               ---------   -------------         ---------   ------------         --------   ------------
     Net increase                76,889    $    862,016             3,121    $    35,925            3,407    $    38,376
                               =========   =============         =========   ============        =========   ============

1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.
2. The Fund changed its fiscal year end from December 31 to July 31.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At July 31, 1997, net unrealized appreciation on investments of $1,569,645 was composed of gross appreciation of $1,701,356, and gross depreciation of $131,711.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets.

For the year ended July 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $177,923, of which $25,575 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $146,616 and $5,852, respectively. During the year ended July 31, 1997, OFDI received contingent deferred sales charges of $57,947 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     15    Oppenheimer Florida Municipal Fund

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares.

The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI retained $107,699 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of July 31, 1997, OFDI had incurred unreimbursed expenses of $435,590 for Class B.

The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee that may not exceed 0.25% (voluntarily reduced to 15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI retained $2,130 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of July 31, 1997, OFDI had incurred unreimbursed expenses of $8,990 for Class C.

5.  FUTURES CONTRACTS
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     16    Oppenheimer Florida Municipal Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Oppenheimer Florida Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Florida Municipal Fund (formerly Oppenheimer
Florida Tax-Exempt Fund) (a series of Oppenheimer Multi-State Municipal Trust) as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the seven-month period ended July 31, 1996 and for the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995 and the period from October 1, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Florida Municipal Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven- month period ended July 31, 1996, each of the years in the two-year period ended December 31, 1995 and the period from October 1, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
August 21, 1997

     17    Oppenheimer Florida Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

     18    Oppenheimer Florida Municipal Fund

OPPENHEIMER FLORIDA MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust


OFFICERS AND TRUSTEES    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

INVESTMENT ADVISER       OppenheimerFunds, Inc.

DISTRIBUTOR              OppenheimerFunds Distributor, Inc.

TRANSFER AND             OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

CUSTODIAN OF             Citibank, N.A.
PORTFOLIO SECURITIES

INDEPENDENT AUDITORS     KPMG Peat Marwick LLP

LEGAL COUNSEL            Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Florida Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Florida Municipal Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

     19    Oppenheimer Florida Municipal Fund

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------------------------

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it's automatic investment plans, informative newsletters and hotlines, or ready
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     When you want to make a transaction, you can do it easily by calling our
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information. Of course, you can always speak with a Customer Service
Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


[LOGO] OPPENHEIMERFUNDS/SM/
       Distributor, Inc.